SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 9, 2004

VECTOR GROUP LTD.

(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

1-5759 (Commission File Number)	65-0949535 (I.R.S. Employer Identification No.)

100 S.E. Second Street, Miami, Florida (Address of principal executive offices)	33131 (Zip Code)

(305) 579-8000
(Registrant’s telephone number, including area code)

ITEM 7. Financial Statements, Pro Forma Financial Information

     (c) The following exhibit is furnished as part of this Current Report on Form 8-K.

Exhibit No.	Exhibit

99.1	Press Release issued August 9, 2004

ITEM 12. Results of Operations and Financial Condition

     On August 9, 2004, Vector Group Ltd. announced its financial results for the second quarter ended June 30, 2004. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

     The information in this Current Report on Form 8-K and the Exhibit attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VECTOR GROUP LTD.
By:	/s/ Joselynn D. Van Siclen
Joselynn D. Van Siclen
Vice President and Chief Financial Officer

Date: August 9, 2004

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